Exhibit 10.01




               FIFTH AMENDMENT TO CREDIT AGREEMENT

          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of January 18, 2002 (the "Effective Date"), by and between CONSOLIDATED FREIGHTWAYS CORPORATION, a Delaware corporation ("Borrower"), the other Credit Parties signatory to the Credit Agreement described below (collectively, together with the Borrower, the "Credit Parties") and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

                       W I T N E SS E T H:

          WHEREAS, Borrower, the other Credit Parties and Lender are parties to that certain Credit Agreement, dated as of October 24, 2001 (as amended to the date hereof, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement), pursuant to which Lender has committed to make certain loans to Borrower upon the terms and conditions set forth therein; and

          WHEREAS, Borrower, the other Credit Parties and Lender desire to modify the Credit Agreement in certain respects in accordance with and subject to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

          1. Amendments to the Credit Agreement. Subject to the terms and conditions of this Amendment, including without limitation the fulfillment of the conditions precedent specified in Section 7 below, the Credit Agreement is hereby amended as follows:


               (A) Annex A to the Credit Agreement is hereby amended by deleting therefrom definitions of "Borrowing Base" and "Additional Mortgaged Properties" in their entirety and substituting the following amended definitions of such terms in lieu thereof:


                    "Additional Mortgaged Properties" shall  mean
               the real property owned by one or more of the Credit Parties and located at (a) 918 Del Paso Road, Sacramento, California, (b) 6767 West 75th Street, Chicago, Illinois, and (c) 11888 Mission Boulevard, Mira Loma, California.


                    "Borrowing Base" shall mean, as of  any  date
               of determination by Lender, from time to time, an amount equal to the sum of (a) forty-two percent (42%) of the Appraised Value of Eligible Mortgaged Property less (b) any and all Reserves established by Lender at such time including, without limitation, Reserves for environmental remediation costs, accrued but unpaid taxes, insurance and other Charges and expenses pertaining to such Mortgaged Property. Notwithstanding the foregoing, irrespective of whether any of the conditions in Section 2 have been satisfied, the Borrowing Base shall not at any time exceed an amount equal to $42,000,000 less the total amount of any mandatory prepayments required to be made pursuant to Section 1.2(b)(iii) as a result of the incurrence from time to time of any Funded Debt by any Foreign Subsidiary under the Canadian Credit Facility.


               (B) Annex A to the Credit Agreement is hereby further amended by adding in alphabetical order the definition of "Canadian Credit Facility" to read in its entirety as follows:

                    "Canadian Credit Facility" shall mean a
               credit facility in the maximum principal amount of Cnd$6,500,000 to be provided by Tyco Capital (Canada) Inc. ("Tyco") to Canadian Freightways Limited and/or one or more Canadian Foreign Subsidiaries, having the terms as set forth in that certain commitment letter dated December 21, 2001 between Canadian Freightways Limited and Tyco.

          2. Covenants. Borrower shall utilize the entire proceeds of the initial Revolving Credit Advances made on the date of this Amendment to make a capital contribution to the Receivables Subsidiary in the aggregate amount of $7,000,000 (the "Capital Contribution"). Borrower shall cause the Receivables Subsidiary immediately upon receipt of the Capital Contribution to apply the entire amount of the Capital Contribution to the repayment of outstanding Receivables Advances in the aggregate principal amount of $7,000,000 to create additional availability under the Receivables Funding Agreement. The initial Revolving Credit Advances made on the date of this Amendment shall be disbursed by the Lender solely in accordance with the disbursement direction letter in the form of Exhibit A attached hereto (the "Disbursement Direction Letter").

          3. No Other Amendments. Except for the amendments expressly set forth and referred to in Section 1 above, the Credit Agreement shall remain unchanged and in full force and effect.

          4. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower and each of the other Credit Parties hereby warrant, represent and covenant to Lender that: (a) this Amendment has been duly authorized, executed and delivered by Borrower and each other Credit Party signatory thereto, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of this date, and (c) after giving effect to this Amendment, all of the representations and warranties made by Borrower and each other Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach in any material respect by Borrower or any other Credit Party of any of its representations and warranties contained in this Section 4 shall be an Event of Default under the Credit Agreement.

          5. Ratification and Acknowledgment. Borrower and each of the other Credit Parties hereby ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by such company in connection therewith (including without limitation the other Loan Documents to which Borrower or any other Credit Party is a party), effective as of the date hereof.

          6. Estoppel. To induce Lender to enter into this Amendment, Borrower and each of the other Credit Parties hereby acknowledge and agree that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of Borrower or any Credit Party as against Lender with respect to the obligations of Borrower or any Credit Party to Lender under the Credit Agreement or the other Loan Documents, either with or without giving effect to this Amendment.

          7. Conditions to Effectiveness. This Amendment shall become effective, as of the Effective Date, subject to the prior or subsequent receipt by the Lender of the following, in each case, in form and substance satisfactory to Lender:

          (a) this Amendment, duly executed, completed and delivered by Borrower and each other Credit Party.

          (b)  the Seventh Amendment to Letter of Credit
Agreements dated as of the date hereof, duly executed, completed and delivered by Borrower and each other Credit Party.

          (c) a copy of the credit agreement executed by HSBC Bank Canada ("HSBC"), pursuant to which HSBC commits to provide an accounts receivable credit facility to one or more Canadian Foreign Subsidiaries, having such terms and conditions as are reasonably satisfactory to Lender.

          (d) a letter from Discovery Re insurance company ("Discovery Re") confirming that (i) they have not canceled any workers' compensation insurance policies of the Credit Parties or their Subsidiaries (the "Insurance Policies"), (ii) upon receipt of a letter of credit in the amount of $7,000,000, issued for the account of Borrower or any other Credit Party for the benefit of United States Fidelity and Guaranty, Co., the Insurance Policies shall remain in full force and effect through and including March 18, 2002, and (iii) confirming Discovery Re's agreement not to give a notice of cancellation with respect to any of the Insurance Policies prior to February 19, 2002. Lender shall also have received from Credit Parties a certificate of insurance issued by Discovery Re certifying as to the coverage under the existing Insurance Policies, together with such other documents, certificates and information as it may reasonably request in order to confirm that the Insurance Policies remain in effect as of the date of this Amendment and satisfy the requirements of applicable law.

          (e) a copy of a proposal letter by Special Value Management LLC ("Special Value") to Borrower and/or CF Delaware, pursuant to which Special Value, as lender, proposes to enter into a real estate loan facility with Borrower and/or CF Delaware to be closed by no later than February 18, 2002 and otherwise having such terms and conditions as are reasonably satisfactory to Lender.

          (f) each Credit Party owner of the Additional Mortgaged Properties located at 11888 Mission Boulevard, Mira Loma, California (the "Mira Loma Property") shall have (i) executed and delivered to Lender a Mortgage covering all of the Mira Loma Property, in proper form for recordation in all places to the extent necessary to create a valid and enforceable first priority lien (subject to Permitted Encumbrances) on the Mira Loma Property in favor of Lender (or in favor of such other trustee as may be required or desired under local law) and otherwise in form and substance satisfactory to Lender, (ii) delivered to Lender an opinion of California counsel regarding the Mortgage on the Mira Loma Property in form and substance and from counsel satisfactory to Lender, (iii) delivered to Lender a title report, all form and scope satisfactory to Lender, covering the Mira Loma Property, which report shall not show any Liens on the Mira Loma Property (other than Permitted Encumbrances), (iv) delivered to Lender written fair market value appraisals, in each case satisfactory in form and substance to Lender, in its sole discretion, and (v) fully cooperated with Lender by providing Lender and/or its consultants and agents with access to, and information concerning, the Mira Loma Property as may be requested by Lender (or such consultant or agent of Lender) and as may be necessary to ensure completion of Phase I Environmental Site Assessment Reports, consistent with American Society for Testing and Materials (ASTM) Standard E 1527-94 and applicable state requirements, prepared by environmental engineers satisfactory to Lender, all in form and substance satisfactory to Lender, in its reasonable discretion.

          (g) a Fee Letter dated the date hereof, duly executed, completed and delivered by Borrower and Lender.

Upon the effective date of this Amendment, all of the amendments set forth in Section 1 of this Amendment shall become effective as of the effective date of this Amendment.

          8. Reimbursement of Expenses. Borrower and each of the other Credit Parties hereby agree that Borrower and each of the other Credit Parties shall reimburse Lender on demand for all costs and expenses (including without limitation reasonable attorney's fees) incurred by Lender in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

          9.   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID
STATE.

          10. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Borrower and each of the other Credit Parties hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

          11. Counterparts. This Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

          12. Entire Agreement. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.



 [Remainder of page intentionally blank; next page is signature page]


          IN  WITNESS WHEREOF, the parties have caused this Fifth
Amendment to Credit Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                         BORROWER:

                         CONSOLIDATED FREIGHTWAYS CORPORATION


                         By /s/Robert E. Wrightson
                         Name: Robert E. Wrightson
                         Title:  Executive  Vice  President   and
                         Chief Financial Officer

                         LENDER:

                         GENERAL ELECTRIC CAPITAL CORPORATION


                         By /s/Craig Winslow
                         Name: Craig Winslow
                         Title:    Duly Authorized Signatory


                         CREDIT PARTIES:

                         CONSOLIDATED FREIGHTWAYS CORPORATION  OF
                         DELAWARE


                         By /s/Robert E. Wrightson
                         Name: Robert E. Wrightson
                         Title:  Executive  Vice  President   and
                         Chief Financial Officer


                         CF AIRFREIGHT CORPORATION


                         By /s/Robert E. Wrightson
                         Name: Robert E. Wrightson
                         Title:  Executive  Vice  President   and
                         Chief Financial Officer

                         REDWOOD SYSTEMS, INC.


                         By:/s/Kerry K. Morgan
                         Name:Kerry K. Morgan
                         Title:Vice President and Treasurer


                         LELAND JAMES SERVICE CORPORATION


                         By:/s/Kerry K. Morgan
                         Name:Kerry K. Morgan
                         Title:Vice President and Treasurer